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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to the Form S-4 Registration Statement (No. 333-80213) of General Dynamics Corporation of our report dated March 2, 1999 incorporated by reference in General Dynamics Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in or made part of this registration statement.

                                        ARTHUR ANDERSEN LLP

Washington, D.C.
July 27, 1999





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